Details of Significant Accounts - Share-based payment - Black-Scholes option-pricing model (Details) - Share Incentive Plan	May 23, 2023 Y $ / shares	Jan. 03, 2023 Y $ / shares	Jan. 21, 2022 Y $ / shares
Share-based payment arrangements
Stock price (in dollars)	$ 4.93	$ 7.20	$ 5.39
Exercise price (in dollars)	$ 4.93	$ 7.20	$ 3.95
Expected price volatility	69.15%	64.85%	53.75%
Expected option life | Y	3.88	3.87	3.88
Expected dividends	0.00%	0.00%	0.00%
Risk-free interest rate	3.90%	4.07%	1.46%
Fair value per unit (in dollars)	$ 2.6615	$ 3.7198	$ 2.7637